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                            ARTICLES SUPPLEMENTARY

                        SANFORD C. BERNSTEIN FUND, INC.

   SANFORD C. BERNSTEIN FUND, INC. (the "Corporation"), a Maryland corporation with its principal office in the State of Maryland in Baltimore, Maryland, does hereby certify to the State Department of Assessments and Taxation that:

1. The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

2. The number of authorized shares of capital stock of the Corporation is currently 8,200,000,000 shares, with a par value of $.001 per share and an aggregate par value of $8,200,000. The number of authorized shares of capital stock of the Corporation is increased hereby by 200,000,000 shares to 8,400,000,000 shares, with a par value of $.001 per share and an aggregate par value of $8,400,000.

3. The additional 200,000,000 shares of capital stock of the Corporation authorized in these Articles Supplementary are hereby classified as 200,000,000 additional shares of Tax-Managed International (the "Portfolio") and within the Portfolio as Tax Managed International Class shares of the Portfolio.

4. The shares classified as set forth in paragraph 3 above shall have the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the existing shares of the Portfolio, and shall be subject to all provisions of the Charter relating to shares generally.

5. (a) The number of authorized shares of capital stock of all classes of the Corporation immediately prior to those Articles Supplementary becoming effective is 8,200,000,000 shares, classified as follows:

Name of Portfolio/Class                                        Number of Shares
-----------------------                                        ----------------
U.S. Government Short Duration                                   200,000,000
Short Duration Plus/
   AllianceBernstein Short Duration Class A                      200,000,000
   AllianceBernstein Short Duration Class B                      200,000,000
   AllianceBernstein Short Duration Class C                      200,000,000
   AllianceBernstein Short Duration Class R                      200,000,000
   Short Duration Plus                                           200,000,000
Diversified Municipal/
   AllianceBernstein Intermediate Diversified
   Municipal Class A                                             400,000,000
   AllianceBernstein Intermediate Diversified
   Municipal Class B                                             400,000,000
   AllianceBernstein Intermediate Diversified
   Municipal Class C                                             400,000,000
   Diversified Municipal Class                                   400,000,000
Intermediate Duration                                            600,000,000
New York Municipal/
   AllianceBernstein Intermediate
   New York Municipal Class A                                    200,000,000
   AllianceBernstein Intermediate
   New York Municipal Class B                                    200,000,000
   AllianceBernstein Intermediate
   New York Municipal Class C                                    200,000,000
   New York Municipal Class                                      200,000,000
California Municipal
   AllianceBernstein Intermediate
   California Municipal Class A                                  200,000,000
   AllianceBernstein Intermediate
   California Municipal Class B                                  200,000,000

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   AllianceBernstein Intermediate
   California Municipal Class C                                     200,000,000
   California Municipal Class                                       200,000,000
Short Duration California Municipal                                 100,000,000
Short Duration Diversified Municipal                                100,000,000
Short Duration New York Municipal                                   100,000,000
Tax-Managed International
   AllianceBernstein Tax-Managed
   International Class A                                            200,000,000
   AllianceBernstein Tax-Managed
   International Class B                                            200,000,000
   AllianceBernstein Tax-Managed
   International Class C                                            200,000,000
   Tax-Managed International Class                                  400,000,000
Emerging Markets                                                    200,000,000
International                                                       400,000,000
   AllianceBernstein International
   Class A                                                          200,000,000
   AllianceBernstein International
   Class B                                                          200,000,000
   AllianceBernstein International
   Class C                                                          200,000,000
   International Class                                              600,000,000
Unclassified                                                        300,000,000
                                                                  -------------
Total                                                             8,200,000,000

   (b) Upon these Articles Supplementary becoming effective, the number of authorized shares of capital stock of all classes of the Corporation will be 8,400,000,000 shares, classified as follows:

Name of Portfolio/Class                                        Number of Shares
-----------------------                                        ----------------
U.S. Government Short Duration                                   200,000,000
Short Duration Plus/
   AllianceBernstein Short Duration Class A                      200,000,000
   AllianceBernstein Short Duration Class B                      200,000,000
   AllianceBernstein Short Duration Class C                      200,000,000
   AllianceBernstein Short Duration Class R                      200,000,000
   Short Duration Plus                                           200,000,000
Diversified Municipal/
   AllianceBernstein Intermediate Diversified
   Municipal Class A                                             400,000,000
   AllianceBernstein Intermediate Diversified
   Municipal Class B                                             400,000,000
   AllianceBernstein Intermediate Diversified
   Municipal Class C                                             400,000,000
   Diversified Municipal Class                                   400,000,000
Intermediate Duration                                            600,000,000
New York Municipal/
AllianceBernstein Intermediate
   New York Municipal Class A                                    200,000,000
   AllianceBernstein Intermediate
   New York Municipal Class B                                    200,000,000
   AllianceBernstein Intermediate
   New York Municipal Class C                                    200,000,000
   New York Municipal Class                                      200,000,000

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 California Municipal
    AllianceBernstein Intermediate
    California Municipal Class A                                    200,000,000
    AllianceBernstein Intermediate
    California Municipal Class B                                    200,000,000
    AllianceBernstein Intermediate
    California Municipal Class C                                    200,000,000
    California Municipal Class                                      200,000,000
 Short Duration California Municipal                                100,000,000
 Short Duration Diversified Municipal                               100,000,000
 Short Duration New York Municipal                                  100,000,000
 Tax-Managed International
    AllianceBernstein Tax-Managed
    International Class A                                           200,000,000
    AllianceBernstein Tax-Managed
    International Class B                                           200,000,000
    AllianceBernstein Tax-Managed
    International Class C                                           200,000,000
    Tax-Managed International Class                                 600,000,000
 Emerging Markets                                                   200,000,000
 International
    AllianceBernstein International
    Class A                                                         200,000,000
    AllianceBernstein International
    Class B                                                         200,000,000
    AllianceBernstein International
    Class C                                                         200,000,000
    International Class                                             600,000,000
 Unclassified                                                       300,000,000
                                                                  -------------
 Total                                                            8,400,000,000

6. The Board of Directors of the Corporation increased the total number of authorized shares of capital stock of the Corporation pursuant to
Section 2-105(c) of the Maryland General Corporation Law. The Board of Directors of the Corporation classified unissued shares of capital stock of the Corporation as provided in these Articles Supplementary under authority contained in the Charter.

The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Assistant Secretary as of this 9th day of April 2007.


                                              SANFORD C. BERNSTEIN FUND, INC.

                                              By: /s/ Marilyn G. Fedak
                                                  ------------------------------
                                                  Marilyn G. Fedak
                                                  President

Attest:

/s/ Nancy Hay
--------------------------
Nancy Hay
Assistant Secretary

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